UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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Nuveen Investment Trust II

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice to Fund Shareholders

January 7, 2013

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

Pursuant to an investment management agreement between Nuveen Investment Trust II (the “Trust”) and Nuveen Fund Advisors, LLC (“NFA”), NFA serves as the investment adviser to Nuveen Santa Barbara Growth Fund (the “Fund”) and is responsible for the overall investment strategy of the Fund. Santa Barbara Asset Management, LLC (“SBAM”) furnishes investment advisory services to the Fund pursuant to an investment sub-advisory agreement with NFA. You are receiving this proxy statement because a change in the Fund’s sub-adviser from SBAM to Nuveen Asset Management, LLC (“NAM”) has been proposed. Both NAM and SBAM are subsidiaries of Nuveen Investments, Inc. (“Nuveen”).

At a meeting held on November 12-14, 2012, the Board of Trustees of the Trust (the “Board,” and each Trustee a “Board Member”) approved a new sub-advisory agreement for the Fund between NFA and NAM. Consideration of the new sub-advisory agreement was necessitated by a reorganization of certain investment personnel and fund management responsibilities from SBAM to NAM (the “Reorganization”), which is scheduled to take effect on March 1, 2013. In connection with the Reorganization, portfolio management responsibilities for the Fund will be transferred to NAM, and there will be some changes to the Fund’s portfolio managers and research personnel. In order for NAM to serve as the sub-adviser to the Fund, the shareholders of the Fund must approve the new sub-advisory agreement. The enclosed Proxy Statement gives you additional information on the proposed new sub-advisory agreement.

Q.	Why is a vote on the proposed new sub-advisory agreement required?

A.	A transfer of the current sub-advisory agreement to NAM upon completion of the Reorganization could be deemed to be an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the sub-advisory agreement. As required by the 1940 Act, under its terms, the current sub-advisory agreement automatically terminates in the event of its assignment. As a result, shareholder approval of a new sub-advisory agreement is required in order for NAM to serve as the Fund’s sub-adviser.

Q.	What will happen if shareholders do not approve the new sub-advisory agreement?

A.	If a new sub-advisory agreement is not approved, the Trust’s Board will take such actions as it deems to be in the best interests of the Fund. The Board has approved an interim sub-advisory agreement between NFA and NAM that will go into effect in the event that shareholder approval of the new sub-advisory agreement for the Fund is not obtained by March 1, 2013, and that will terminate on the earlier of 150 days after the Reorganization or the date shareholder approval of the new sub-advisory agreement is obtained. This is discussed in more detail in the Proxy Statement.

Q.	How will the new sub-advisory agreement affect me as a Fund Shareholder?

The Fund’s investment management agreement will still be with NFA, but NAM, rather than SBAM, will act as the Fund’s sub-adviser. As a result, there will be certain changes to portfolio management and research personnel for the Fund. However, no changes to the Fund’s investment objective or policies are currently anticipated. The terms of the new sub-advisory agreement are substantially identical to the terms of the original sub-advisory agreement. There will be no change in the fees you pay.

Q.	Will the sub-advisory fee rate be the same upon the approval of the new sub-advisory agreement?

A.	Yes, the sub-advisory fee rate will remain the same.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, your Fund’s proxy solicitor, at (888) 456-7566, weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays from 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card, or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matter being proposed was important and in the best interests of the Fund. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q.	How does the Board suggest that I vote?

A.	The Board, including the independent Board Members, unanimously recommends that you vote “FOR” the approval of the new sub-advisory agreement.

Your vote is very important. We encourage you as a shareholder to participate in the Fund’s governance by returning your vote as soon as possible.

2

Notice of Special Meeting of Shareholders February 8, 2013	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

January 7, 2013

Nuveen Santa Barbara Growth Fund (NSAGX, NSRCX, NSRGX, NBGRX)

To the Shareholders of the Fund:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of Nuveen Investment Trust II (the “Trust”), a Massachusetts business trust, on behalf of its series Nuveen Santa Barbara Growth Fund (the “Fund”), will be held in the principal executive offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on February 8, 2013, at 2:00 p.m., Central time, for the following purpose and to transact such other business, if any, as may properly come before the Special Meeting:

Matters to Be Voted on by Shareholders:

1.	To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC.

2.	To transact such other business as may properly come before the Special Meeting.

Shareholders of record at the close of business on December 14, 2012 are entitled to notice of, and to vote at, the Special Meeting.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether you plan to attend the Special Meeting. You may vote by mail, telephone or over the Internet.

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy

Vice President and Secretary

Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

January 7, 2013

This Proxy Statement is first being mailed to shareholders on or about January 7, 2013.

Nuveen Santa Barbara Growth Fund (NSAGX, NSRCX, NSRGX, NBGRX)

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board,” and each Trustee, a “Board Member” and collectively, the “Board Members”) of Nuveen Investment Trust II (the “Trust”), a Massachusetts business trust, on behalf of its series Nuveen Santa Barbara Growth Fund (the “Fund”), of proxies to be voted at the Special Meeting of Shareholders to be held in the principal executive offices of Nuveen Investments, Inc. (“Nuveen”), 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, February 8, 2013, at 2:00 p.m., Central time (the “Special Meeting”), and at any and all adjournments thereof.

The purpose of the Special Meeting is to consider approval of a new sub-advisory agreement for the Fund between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC. If shareholders specify their choice on the proxy, their shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR approval of the new sub-advisory agreement. Shareholders of the Fund who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.

A quorum of shareholders is required to take action at the Special Meeting. The holders of a majority of the voting power of the shares of beneficial interest of the Fund entitled to vote at the Special Meeting will constitute a quorum of shareholders at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the new sub-advisory agreement, abstentions and broker non-votes will be treated as shares voted against the proposal. The vote required for the proposal is set forth under the description of the proposal, below.

Those persons who were Fund shareholders of record at the close of business on December 14, 2012, will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held (the “Record Date”). As of the Record Date, 1,447,782.785 shares of the Fund were issued and outstanding.

1.	Approval of the New Sub-Advisory Agreement

Background

Under an investment management agreement between Nuveen Fund Advisors, LLC (“NFA”) and Nuveen Investment Trust II (the “Trust”), NFA has served as the Fund’s investment adviser and has been responsible for the Fund’s overall investment strategy and its implementation. NFA entered into an investment sub-advisory agreement (the “Original Sub-Advisory Agreement”) with Santa Barbara Asset Management, LLC (“SBAM”) with respect to the Fund. The Original Sub-Advisory Agreement is dated November 13, 2007 and was last approved by shareholders, in connection with a change in control of NFA, at a meeting held on October 12, 2007 and adjourned to October 22, 2007.

At a meeting held on November 12-14, 2012, the Board of Trustees of the Trust (the “Board,” and each Trustee, a “Board Member”) approved a new sub-advisory agreement for the Fund between NFA and Nuveen Asset Management, LLC (“NAM”). Both NAM and SBAM are subsidiaries of Nuveen Investments, Inc. (“Nuveen”). Consideration of the new sub-advisory agreement was necessitated by a reorganization of certain investment personnel and fund management responsibilities from SBAM to NAM (the “Reorganization”), which is scheduled to take effect on March 1, 2013. In connection with the Reorganization, portfolio management responsibilities for the Fund will be transferred to NAM, and there will be some changes to the Fund’s portfolio managers and research personnel. The Fund is currently co-managed by Nancy Crouse, Robert Doll and Jim Boothe. Ms. Crouse will become an employee of NAM after the Reorganization and will continue her role with the Fund. Mr. Doll, who is currently an employee of both NAM and SBAM and who became a co-portfolio manager of the Fund on December 10, 2012, also will continue his role with the Fund after the Reorganization. Co-portfolio manager Jim Boothe will remain an employee of SBAM after the Reorganization and will no longer be a co-portfolio manager of the Fund. The Reorganization also will result in some changes in the research analyst staff available to the Fund. Currently, four research analysts support the Fund, one of whom will be transitioning to NAM. After the Reorganization, the Fund will have access to NAM’s 14 person fundamental analyst team and its three person quantitative team. No changes to the Fund’s investment objective or policies are currently anticipated.

The Original Sub-Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), provides for its automatic termination in the event of its assignment (as defined in the 1940 Act). The transfer of a sub-advisory contract from one subsidiary to another subsidiary of the same ultimate parent may not be deemed to be an assignment where there is no change of actual control or management. However, because of the changes in portfolio management and investment research personnel noted above, the transfer of the Original Sub-Advisory Agreement to NAM may be deemed an assignment of the Original Sub-Advisory Agreement, resulting in its automatic termination.

In anticipation of the Reorganization, the Board considered whether it would be in the best interests of the Fund and its shareholders to approve a new sub-advisory agreement between NFA and NAM in substantially the same form as the Original Sub-Advisory Agreement, to take effect immediately after the Reorganization or upon shareholder approval, whichever is later (the “New Sub-Advisory Agreement”). At the November 12–14, 2012 Board meeting, and for the reasons discussed below (see “Board Considerations in Approving the New Sub-Advisory Agreement”), the Board, including a majority of the Board Members who are not parties to the Original Sub-Advisory Agreement or any sub-advisory agreement entered into by NFA with respect to the Fund or who are not “interested persons” of the Trust or NFA, as defined in the 1940 Act (the “Independent Board Members”), unanimously determined that the Fund’s New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders, and approved the New Sub-Advisory Agreement, subject to approval by shareholders. The form of the New Sub-Advisory Agreement is attached hereto as Appendix A.

At the November 12–14, 2012 meeting, the Board, including the Independent Board Members, also unanimously approved an interim sub-advisory agreement between NFA and NAM (the “Interim Sub-Advisory Agreement”). The Interim Sub-Advisory Agreement was approved in order to assure continuity of advisory services to the Fund after the Reorganization in the event shareholder approval of the New Sub-Advisory Agreement has not been obtained by the date of the Reorganization. The terms of the Interim Sub-Advisory Agreement are identical to those of the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, except for the term, termination and escrow provisions described below. If shareholder approval of the New Sub-Advisory Agreement has not been obtained by the date of the Reorganization, the Interim Sub-Advisory Agreement will take effect as of that date (expected to be March 1, 2013) and will continue in effect for a term ending on the earlier of 150 days from such date (the “150-day period”) or when shareholders of the Fund approve the New Sub-Advisory Agreement. The Interim Sub-Advisory Agreement is terminable by the Trust’s Board or by a vote of a majority of the Fund’s outstanding voting securities upon 10 calendar days’ notice to NAM. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by NAM under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of the Fund approve the New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to NAM. If shareholders of the Fund do not approve the New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders, and NAM will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

As of December 1, 2012, the Board Members and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. Shareholders who beneficially owned more than 5% of any class of shares of the Fund as of the Record Date are set forth in Appendix B. No Board Member has had any interest, direct or indirect, in any material transactions of the Fund since the most recently completed fiscal year, or in any proposed material transactions, to which NAM, any parent or subsidiary of NAM or any subsidiary of the parent of such entities was or is to be a party.

Comparison of Original Sub-Advisory Agreement and New Sub-Advisory Agreement

The terms of the New Sub-Advisory Agreement, including fees payable to NAM by NFA thereunder, are substantially identical to those of the Original Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fee rate payable by NFA. If approved by shareholders of the Fund, the New Sub-Advisory Agreement for the Fund will expire one year from the date of its execution, unless continued. The New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Sub-Advisory Agreement to the terms of the New Sub-Advisory Agreement.

Advisory Services.    The advisory services to be provided by NAM to the Fund under the New Sub-Advisory Agreement will be identical to those advisory services currently provided by SBAM to the Fund under the Original Sub-Advisory Agreement. Both the Original Sub-Advisory Agreement and New Sub-Advisory Agreement provide that the sub-adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by NFA to the sub-adviser, all on behalf of the Fund and subject to oversight of the Trust’s Board and NFA. Both the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement require the sub-adviser to monitor the Fund’s investments and to comply with the provisions of the Trust’s Declaration of Trust and By-laws and the stated investment objectives, policies and restrictions of the Fund.

Brokerage.    Both the Original Sub-Advisory Agreement and New Sub-Advisory Agreement authorize the sub-adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the sub-adviser.

Fees.    Under both the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, NFA pays the sub-adviser a portfolio management fee out of the investment management fee it receives from the Fund. The rate of the portfolio management fees payable by NFA to NAM under the New Sub-Advisory Agreement is identical to the rate of the fees paid under the Original Sub-Advisory Agreement to SBAM. Under both the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement, NFA pays the sub-adviser a portfolio management fee equal to 50% of the management fee paid to NFA, net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NFA in respect of the Fund. The management fee paid by the Fund to NFA consists of two components: a Fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by NFA. The annual Fund-level fee, payable monthly, is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets
For the first $125 million	0.5000%
For the next $125 million	0.4875%
For the next $250 million	0.4750%
For the next $500 million	0.4625%
For the next $1 billion	0.4500%
For net assets over $2 billion	0.4250%

The complex-level fee begins at a maximum rate of 0.2000% of the Fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level. Therefore, the maximum management fee rate for the Fund is the Fund-level fee plus 0.2000%. As of September 30, 2012, the effective complex-level fee for the Fund was 0.1695% of the Fund’s average daily net assets.

The annual rate of portfolio management fees payable to SBAM under the Original Sub-Advisory Agreement for the Fund’s last fiscal year was 0.29%. The same rate would have been payable to NAM under the New Sub-Advisory Agreement had such agreement been in place during the Fund’s last fiscal year. Appendix C also includes the advisory fee rates and net assets of other funds advised by NAM with similar investment objectives to the Fund. During the Fund’s last fiscal year, the sub-advisory fee paid to SBAM was $95,855. The fees paid to affiliated persons of SBAM and affiliated persons of such persons during the most recent fiscal year for services provided to the

Fund (other than under the investment advisory agreement or for brokerage commissions) were $6,631, which was the amount retained by the Fund’s distributor for sales charges, 12b-1 fees and contingent deferred sales charges. These services will continue to be provided by the Fund’s distributor after the New Sub-Advisory Agreement is approved.

Payment of Expenses.    Under the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement, the sub-adviser agrees to pay all expenses it incurs in connection with its activities under the Agreement other than the cost of securities (including brokerage commissions) purchased for the Fund.

Limitation on Liability.    The Original Sub-Advisory Agreement and New Sub-Advisory Agreement provide that the sub-adviser will not be liable for, and NFA will not take any action against the sub-adviser to hold the sub-adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the sub-adviser’s duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-adviser in the performance of duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Continuance.    The Original Sub-Advisory Agreement was originally in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. The Board last approved the Original Sub-Advisory Agreement at a meeting held on May 21-23, 2012. If the shareholders of the Fund approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will expire one year from the date of its execution, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods, if approved at least annually in the manner required by the 1940 Act.

Termination.    The Original Sub-Advisory Agreement and New Sub-Advisory Agreement each provide that the Agreement may be terminated at any time without the payment of any penalty by NFA on sixty (60) days’ written notice to the sub-adviser. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement may also be terminated by the Fund by action of the Trust’s Board or by a vote of a majority of the outstanding voting securities of the Fund, accompanied by 60 days’ written notice.

The Original Sub-Advisory Agreement and New Sub-Advisory Agreement are also terminable with respect to the Fund at any time without the payment of any penalty, by NFA, the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it is established by a court of competent jurisdiction that the sub-adviser or any of its officers or directors has taken any action that results in a breach of the representations of the sub-adviser set forth in the Agreement.

Shareholder Approval

To become effective, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The New Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board also determined to submit the New Sub-Advisory Agreement for consideration by the shareholders of the Fund.

Board Considerations in Approving the New Sub-Advisory Agreement and Interim Sub-Advisory Agreement

The Approval Process

The Board is responsible for determining whether to approve the Fund’s advisory arrangements, including sub-advisory arrangements. At a meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including the Independent Board Members, approved the continuance of the investment management agreement between the Fund and NFA, and the Original Sub-Advisory Agreement. Following the May Meeting, the Board was apprised of the potential Reorganization pursuant to which an internal reorganization of certain investment personnel and fund management responsibilities from SBAM to NAM would be effected. In conjunction with the Reorganization, the Board was asked to consider the New Sub-Advisory Agreement between NFA and NAM on behalf the Fund. Accordingly, at a meeting held on November 12-14, 2012 (the “November Meeting”), the Board approved the New Sub-Advisory Agreement and recommended its approval by shareholders. To assure the continuity of investment sub-advisory services to the Fund in the event shareholders have not approved the New Sub-Advisory Agreement prior to the closing of the Reorganization, the Board approved the Interim Sub-Advisory Agreement which, if necessary, will take effect upon the closing of the Reorganization. See below for the Board’s consideration of the Interim Sub-Advisory Agreement.

As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the New Sub-Advisory Agreement for the Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) investment performance, as described below; (c) sub-advisory fees and the profitability of NAM; (d) the extent of any economies of scale; (e) any benefits derived by NAM and its affiliates from its relationship with the Fund; and (f) other factors. Each Independent Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the New Sub-Advisory Agreement. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. In addition, as noted above, at the May Meeting, the Board completed its annual review of the Advisory Agreement and the Original Sub-Advisory Agreement and certain of the factors considered in connection with such review were applicable to its evaluation of the New Sub-Advisory Agreement. The Independent Board Members were assisted throughout the process by independent legal counsel who, at the November Meeting or at prior meetings, provided materials describing applicable law and the duties of trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

The Independent Board Members recognized that the terms of the New Sub-Advisory Agreement, including fees payable to NAM thereunder, are substantially identical to those of the Original Sub-Advisory Agreement, except for the date of effectiveness. Accordingly, in considering the nature, extent and quality of the services that NAM was expected to provide to the Fund, the Board recognized that the sub-advisory services to be provided by NAM to the Fund under the terms of the New Sub-Advisory Agreement would be identical to those sub-advisory services currently provided by SBAM to the Fund under the terms of the Original Sub-Advisory Agreement. As NAM already serves as a sub-adviser to other Nuveen funds overseen by the Independent Board Members, the Board has a good understanding of NAM’s organization, operations and personnel. With respect to personnel, the Board recognized that Nuveen proposed certain changes to the portfolio managers and research analysts responsible for the Fund following the Reorganization. The Board therefore considered the professional experience, qualifications and credentials of the relevant investment personnel that would be servicing the Fund following the Reorganization. The Independent Board Members noted that NFA did not expect the foregoing personnel changes to result in any reduction in the nature or level of services provided to the Fund and, furthermore, that no changes to the investment objective or principal strategies of the Fund were being proposed. In addition, in light of the Reorganization, the Board recognized the added investment resources at NAM that would be available to the Fund’s portfolio managers and research analysts.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the New Sub-Advisory Agreement were satisfactory.

B.	Investment Performance

At the November Meeting, the Board reviewed the historic investment performance of the Fund, including performance compared to peers and recognized benchmarks for the quarter, one-, three-, and five-year periods ended September 30, 2012. The Board noted, however, that although the investment objective and principal strategies of the Fund were not expected to change, the proposed changes in investment personnel for the Fund may limit some of the usefulness of the historic performance. The Board was also familiar with the performance history of other Nuveen funds sub-advised by NAM.

C.	Fees, Expenses and Profitability

1.	Fees and Expenses

At the May Meeting, the Independent Board Members reviewed the Fund’s gross management fees, net management fees, and net expense ratio in absolute terms as well as compared to the fees and expenses of peers provided by an independent fund data provider, and concluded that the Fund’s advisory fees and expenses were reasonable in light of the nature, extent and quality of services provided to the Fund. In connection with the New Sub-Advisory Agreement, the Independent Board Members observed that the appointment of NAM as sub-adviser would not change the Fund’s total advisory fees given that NFA pays the sub-advisory fee out of the management fee it receives from the Fund. In addition, the Independent Board Members noted that that the rate of the sub-advisory fees payable by NFA to NAM under the New Sub-Advisory Agreement is identical to the rate of the fees paid under the Original Sub-Advisory Agreement to SBAM. As the advisory and sub-advisory fees will not change as a result of the Reorganization, the Board’s considerations of the fees at the annual review at the May Meeting of the Original Sub-Advisory Agreement are equally applicable here.

In light of the foregoing, the Independent Board Members determined that the sub-advisory fees to be paid under the New Sub-Advisory Agreement were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2.	Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Independent Board Members are familiar with and have previously reviewed NAM’s fees or the range of fees that it charges for similar investment management services for other Nuveen funds and other clients (such as retail and/or institutional managed accounts). In evaluating the comparisons of fees, the Independent Board Members have recognized that fee rates charged to a fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund.

3.	Profitability

In conjunction with their annual review of fees at the May Meeting, the Independent Board Members considered the profitability of Nuveen for its advisory activities and its financial condition. In addition, with respect to sub-advisers affiliated with Nuveen, including both NAM and SBAM, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers, and were satisfied that such sub-advisers’ level of profitability was reasonable. Taking into account their prior review with respect to the profitability of NAM and the fact that the sub-advisory fees will not change, the Independent Board Members were satisfied that NAM’s level of profitability would continue to be reasonable in light of the services to be provided to the Fund.

In evaluating the reasonableness of the compensation to be paid to NAM, the Independent Board Members also considered any indirect benefits (such as soft dollar arrangements, if any) that NAM is expected to receive that are directly attributable to its management of the Fund, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Fund. Based on their review, the Independent Board Members determined that the Fund’s sub-advisory fees under the New Sub-Advisory Agreement were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. With respect to the fund-level breakpoint schedule, management fees are reduced as assets in the Fund increase. In addition, with respect to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. At the May Meeting, the Independent Board Members considered the applicable breakpoint schedule and complex-wide fee arrangement and concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and reflected the economies of scale to be shared with shareholders when assets under management increase. The fund-level breakpoint schedule and the complex-wide breakpoint schedule will not change as a result of the Reorganization. As the Fund pays the management fee to NFA which in turn pays the sub-advisory fee to NAM, the Fund continues to benefit from the same breakpoint schedules if assets in the Fund and complex rise. The considerations of the Board at the May Meeting are equally applicable to the New Sub-Advisory Agreement.

In light of the foregoing, the Independent Board Members concluded that the Fund’s breakpoint schedule and complex-wide fee arrangement were acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

In evaluating the sub-advisory fees to be paid to NAM under the New Sub-Advisory Agreement, the Independent Board Members also considered any potential “fall out” or ancillary benefits that NAM or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members recognized that Nuveen will be retaining the same amount of advisory fees from its relationship with the Fund under the New Sub-Advisory Agreement as it does under the Original Sub-Advisory Agreement given that both SBAM and NAM are affiliates of NFA and the sub-advisory fee rate will not change.

In addition, the Independent Board Members considered whether NAM will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Fund and other clients. In this regard, the Independent Board Members have recognized that NAM has the authority to pay a higher commission in return for brokerage and research services if NAM determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from soft dollar arrangements. Similarly, the Board has recognized that the research received pursuant to soft dollar arrangements by NAM may benefit the Fund and its shareholders to the extent the research enhances NAM’s ability to manage the Fund. The Independent Board Members noted that NAM’s profitability might be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by NAM as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Approval

The Independent Board Members did not identify any single factor discussed previously as all important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Sub-Advisory Agreement are fair and reasonable, that NAM’s fees are reasonable in light of the services to be provided to the Fund and that the New Sub Advisory Agreement should be and was approved. Accordingly, the Board recommended that shareholders approve the New Sub-Advisory Agreement.

Approval of the Interim Sub-Advisory Agreement

As noted above, at the November Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Sub-Advisory Agreement. If necessary to ensure continuity of sub-advisory services, the Interim Sub-Advisory Agreement will take effect upon the closing of the Reorganization if shareholders have not yet approved the New Sub-Advisory Agreement. The terms of the Interim Sub-Advisory Agreement are substantially identical to those of the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, except for the term, termination and escrow provisions described above. In light of the foregoing, the Board, including the Independent Board Members, determined that the scope and quality of services to be provided to the Fund under the Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the Original Sub-Advisory Agreement.

The Board of the Trust unanimously recommends that shareholders of the Fund vote FOR approval of the Fund’s New Sub-Advisory Agreement.

Additional Information

Information About NFA

NFA, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for the Fund. NFA is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is a wholly-owned subsidiary of Windy City, a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

Information About NAM

NAM, located at 333 West Wacker Drive, Chicago, Illinois 60606, is a registered investment adviser and is a wholly-owned subsidiary of Nuveen. The name, address and principal occupation of the principal executive officers of NAM are provided in Appendix D.

Distributor

The Fund’s distributor is Nuveen Securities, LLC, which is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Shareholder Proposals

The Trust generally does not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Trust does not hold regular shareholders’ meetings, the anticipated date of the next special shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust should send their written proposal to the Trust at 333 West Wacker Drive, Chicago, Illinois 60606. Proposals must be received at a reasonable time before the Trust begins to print and mail its proxy materials for the meeting.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member; it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Proxy Solicitation and Expenses

The costs in connection with the solicitation of proxies will be paid by Nuveen. The Trust has engaged Computershare Fund Services to assist in the solicitation of proxies. It is anticipated that the cost of the proxy solicitation services provided by Computershare Fund Services will be approximately $3,600, plus reimbursement of reasonable expenses. As the Special Meeting date approaches, you may receive a call from a representative Computershare Fund Services, who may ask you for your vote. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or NFA, or by dealers and their representatives.

Fiscal Year

The Fund’s last fiscal year end was July 31, 2012.

Annual Report Delivery

The Fund will furnish, without charge, a copy of its annual report and most recent succeeding semi-annual report, if any, upon request. Such written or oral requests should be directed to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on February 8, 2013:

The Fund’s Proxy Statement is available at

http://www.nuveenproxy.com/ProxyInfo/MF/Default.aspx. For more information,

shareholders may also contact the Fund at the address and phone number set forth above.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the persons named as proxy holders on the enclosed form of proxy will vote the shares represented by properly executed proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Special Meeting will be available at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Special Meeting.

Failure of a quorum of the Fund to be present at the Special Meeting will necessitate adjournment. If a quorum is present and the Fund has not received enough votes by the time of the Special Meeting to approve the proposal, the shareholders of the Fund present in person or by proxy and entitled to vote at the Special Meeting may propose that the Special Meeting be adjourned one or more times to permit further solicitation of proxies. The persons named in the enclosed proxy may also move for an adjournment of the meeting to permit further solicitation of proxies with respect to the proposal, if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders, whether or not a quorum is present. Under the Trust’s By-laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at such meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

January     , 2013

APPENDIX A

FORM OF NEW SUB-ADVISORY AGREEMENT

AGREEMENT MADE THIS     day of            , 2013, by and between Nuveen Fund Advisors, LLC, a Delaware limited liability company and a registered investment adviser (“Manager”), and Nuveen Asset Management, LLC, a Delaware limited liability company and a registered investment adviser (“Sub-Adviser”).

WHEREAS, Manager is the investment manager for the [                    ] Fund (the “Fund”), a series of Nuveen Investment Trust II (the “Trust”), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, Manager desires to retain Sub-Adviser as its agent to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.        Appointment.    Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

2.        Services to be Performed.    Subject always to the supervision of Trust’s Board of Trustees and the Manager, Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund, all on behalf of the Fund. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Trust, will monitor the Fund’s investments, and will comply with the provisions of the Trust’s Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. Manager will provide Sub-Adviser with current copies of the Trust’s Declaration of Trust, By-laws, prospectus and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Manager with respect to the implementation of such program.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of the Trust’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or the Fund, or be in breach of any obligation owing to the Trust or the Fund under this Agreement, or otherwise, solely by reason of its having caused a Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if, in the judgment of the Sub-Adviser, a Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions which another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and trustees of the Trust such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Manager, Sub-Adviser or any affiliated person of either the Trust, Manager or Sub-Adviser, except as may be permitted under the 1940 Act and under no circumstances will Sub-Adviser select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers.

Sub-Adviser further agrees that it:

(a)        will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)        will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c)        will report regularly to Manager and to the Board of Trustees of the Trust and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Manager;

(d)        will prepare such books and records with respect to the Fund’s securities transactions as requested by the Manager and will furnish Manager and Trust’s Board of Trustees such periodic and special reports as the Board or Manager may reasonably request; and

(e)        will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund’s securities are priced on a given day) that may materially impact the pricing of one or more securities in Sub-Adviser’s portion of the portfolio. In addition, Sub-Adviser will assist Manager in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities.

3.        Expenses.    During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Trust.

4.        Compensation.    For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee equal to 50.0% of the remainder of (a) the investment management fee payable by the Fund to the Manager based on average daily net assets pursuant to the Management Agreement, less (b) any management fee waivers, expense reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Manager in respect of the Fund.

The management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Trust, determined in the manner established by the Board of Trustees, as of the close of business on the last preceding business day on which the Trust’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

5.         Services to Others.    Manager understands, and has advised the Trust’s Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised the Trust’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised the Trust’s Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts.

6.        Limitation of Liability.    Manager will not take any action against Sub-Adviser to hold Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Sub-Adviser’s duties under this Agreement, except for a loss resulting from Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

7.        Term; Termination; Amendment.    This Agreement shall become effective and shall run for an initial period of one year from the date of its execution. This Agreement shall continue in force from year to year after the initial period, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that, if the continuation of this Agreement is not approved, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice to the Sub-Adviser. This Agreement may also be terminated by the Trust with respect to the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Sub-Adviser by the Trust.

This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination. This Agreement shall automatically terminate in the event the Investment Management Agreement between the Manager and the Trust is terminated, assigned or not renewed.

8.        Notice.    Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party as set forth below:

If to Manager:	If to Sub-Adviser:

Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, Illinois 60606 Attention: Mr. Gifford R. Zimmerman	Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, Illinois 60606 Attention: Mr. William Huffman

or at such other address as such party may designate for the receipt of such notice.

9.        Limitations on Liability.    All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Trust entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but are binding upon only the assets and property of the Trust, and persons dealing with the Trust must look solely to the assets of the Trust and those assets belonging to the Fund, for the enforcement of any claims.

10.        Miscellaneous.    The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

11.        Applicable Law.    This Agreement shall be construed in accordance with applicable federal law and (except as to Section 9 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, Manager and Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company	NUVEEN ASSET MANAGEMENT, LLC, a Delaware limited liability company

By:		By:
Title:	Managing Director	Title:

APPENDIX B

As of [                    ], the following persons beneficially owned or owned of record 5% or more of the outstanding shares of the Fund:

Shareholder	Class	Number of Shares Owned	Percentage of Class

B-1

APPENDIX C

OTHER REGISTERED FUNDS ADVISED BY NAM

The funds set forth below are sub-advised by NAM and have an investment objective similar to that of the Fund. For each fund, NAM receives a sub-advisory fee equal to 50% of the management fee paid by the fund to NFA, net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NFA in respect of the fund. The management fee paid by each fund to NFA consists of two components: a fund-level fee, based only on the amount of assets within the fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by NFA. The annual fund-level fee for each fund, payable monthly, is based upon the average daily net assets of the fund as follows:

Average Daily Net Assets	Nuveen Large Cap Growth Opportunities Fund	Nuveen Large Cap Select Fund
For the first $125 million	0.6500%	0.5500%
For the next $125 million	0.6375%	0.5375%
For the next $250 million	0.6250%	0.5250%
For the next $500 million	0.6125%	0.5125%
For the next $1 billion	0.6000%	0.5000%
For net assets over $2 billion	0.5750%	0.4750%
Fund Net Assets (as of November 30, 2012)	$58,511,194	$37,569,935

The complex-level fee begins at a maximum rate of 0.2000% of each fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level. Therefore, the maximum management fee rate for a fund is the fund-level fee plus 0.2000%. As of September 30, 2012, the effective complex-level fee was 0.1947% of average daily net assets for Nuveen Large Cap Growth Opportunities Fund and 0.1998% of average daily net assets for Nuveen Large Cap Select Fund.

C-1

APPENDIX D

PRINCIPAL OFFICERS OF NAM

The following table provides the names of the principal officers of NAM and their principal occupation and position(s). The address of each principal officer and Executive Committee member of NAM listed below is c/o Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606.

Name	Principal Occupation
Thomas S. Schreier, Jr.	Chairman of Nuveen Asset Management, LLC; Vice Chairman, Wealth Management of Nuveen Investments, Inc.; Co-Chief Executive Officer of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC.

William T. Huffman	President of Nuveen Asset Management, LLC.

Robert D. Luse	Executive Vice President of Nuveen Asset Management, LLC, Nuveen Fund Advisors, LLC, Nuveen Securities, LLC; Executive Vice President and Assistant Secretary of Nuveen Investments, Inc.; Vice President of Santa Barbara Asset Management, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.

John L. MacCarthy	Executive Vice President and Secretary of Nuveen Asset Management, LLC; Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Vice President and Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management LLC; Director, Vice President and Secretary of Winslow Capital Management, LLC.

Lucas A. Satre	Senior Vice President and Assistant Secretary of Nuveen Asset Management, LLC, Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC and Tradewinds Global Investors, LLC.

Mark Slevin	Senior Vice President of Nuveen Asset Management, LLC.

Stuart J. Cohen	Managing Director and Assistant Secretary of Nuveen Asset Management, LLC and Nuveen Securities, LLC; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Scott S. Grace	Managing Director and Treasurer of Nuveen Asset Management, LLC, Nuveen Fund Advisors, LLC; Managing Director, Corporate Finance & Development and Treasurer of Nuveen Securities, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC.

Sherri A. Hlavacek	Managing Director and Corporate Controller of Nuveen Asset Management, LLC, Nuveen Investments, Inc., Nuveen Securities, LLC; Vice President and Controller of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.

D-1

Name	Principal Occupation
Mary E. Keefe	Managing Director and Chief Compliance Officer of Nuveen Asset Management, LLC, Nuveen Securities, LLC, Symphony Asset Management LLC and Santa Barbara Asset Management LLC; Managing Director and Director of Compliance of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Winslow Capital Management, LLC.

Charles R. Manzoni, Jr.	Managing Director, Chief Operating Officer and General Counsel of Nuveen Asset Management, LLC; Managing Director and General Counsel of Nuveen Securities, LLC.

Kevin J. McCarthy	Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of Nuveen Securities, LLC; Managing Director, Vice President and Assistant Secretary and Co-General Counsel of Nuveen Fund Advisors, LLC; NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC; Vice President and Secretary of Nuveen Commodities Asset Management, LLC.

Kathleen L. Prudhomme	Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of Nuveen Securities, LLC; Managing Director, Assistant Secretary and Co-General Counsel of Nuveen Fund Advisors, LLC.

Gifford R. Zimmerman	Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of Nuveen Securities, LLC; Managing Director, Assistant Secretary and Co-General Counsel of Nuveen Fund Advisors, LLC; Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC; Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC; Chief Administrative Officer and Chief Compliance Officer of Nuveen Commodities Asset Management, LLC.

D-2

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: http://www.nuveenproxy.com/ProxyInfo/ MF/Default.aspx Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-888-456-7566 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on February 8, 2013

Please detach at perforation before mailing.

PROXY	NUVEEN SANTA BARBARA GROWTH FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 8, 2013	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the Nuveen Santa Barbara Growth Fund, revoking previous proxies, hereby appoints Kevin J. McCarthy, Kathleen Prudhomme and Christopher Rohrbacher, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Santa Barbara Growth Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on February 8, 2013, at 2:00 p.m., Central time, at the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares of Nuveen Santa Barbara Growth Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: http://www.nuveenproxy.com/ProxyInfo/MF/Default.aspx
VOTE VIA THE TELEPHONE: 1-888-456-7566

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Santa Barbara Growth Fund

Shareholders Meeting to Be Held on February 8, 2013.

The Proxy Statement and Proxy Card for this meeting are available at: http://www.nuveenproxy.com/ProxyInfo/MF/Default.aspx

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

The Board of Directors recommends a vote “FOR” the following proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

		FOR	AGAINST	ABSTAIN
1.	To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management LLC.	☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

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